                                                                   EXHIBIT (10d)

                               RUSSELL CORPORATION

                             FLEXIBLE DEFERRAL PLAN

         Effective as of the 1st day of January, 2002, Russell Corporation, a corporation duly organized and existing under the laws of the State of Alabama (the "Controlling Company"), hereby amends and restates the Russell Corporation Flexible Deferral Plan (the "Plan").

                             BACKGROUND AND PURPOSE

         The Controlling Company originally established the Plan effective as of January 1, 2000. The Controlling Company desires to provide its designated key management employees (and those of its affiliated and related companies that participate in the Plan) with an opportunity (i) to defer the receipt and income taxation of a portion of such employees' annual based salary, commissions and bonuses; and (ii) to provide such employees with matching contributions with respect to such deferrals.

         The purpose of the Plan document is to set forth the terms and conditions pursuant to which these deferrals and contributions may be made and to describe the nature and extent of the employees' rights to such amounts.

         The Plan constitutes an unfunded, nonqualified deferred compensation plan that benefits certain designated employees who are within a select group of key management or highly compensated employees.

                             STATEMENT OF AGREEMENT

         To amend and restate the Plan described above with the purposes and goals as hereinabove described, the Controlling Company hereby sets forth the terms and provisions of the Plan as follows:

                               RUSSELL CORPORATION
                             FLEXIBLE DEFERRAL PLAN

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
ARTICLE I DEFINITIONS.............................................................................................1
    1.1      Account..............................................................................................1
    1.2      Active Participant...................................................................................1
    1.3      Administrative Committee.............................................................................1
    1.4      Affiliate............................................................................................1
    1.5      Base Salary..........................................................................................1
    1.6      Base Salary Deferral Contributions...................................................................2
    1.7      Base Salary Election.................................................................................2
    1.8      Beneficiary..........................................................................................2
    1.9      Board................................................................................................2
    1.10     Bonus................................................................................................2
    1.11     Bonus Election.......................................................................................2
    1.12     Change in Control....................................................................................2
    1.13     Code.................................................................................................3
    1.14     Commissions..........................................................................................3
    1.15     Commissions Election.................................................................................3
    1.16     Compensation.........................................................................................3
    1.17     Controlling Company..................................................................................3
    1.18     Deduction Limitation.................................................................................3
    1.19     Deferral Contributions...............................................................................3
    1.20     Disability...........................................................................................3
    1.21     Discretionary Contributions..........................................................................4
    1.22     Effective Date.......................................................................................4
    1.23     Eligible Employee....................................................................................4
    1.24     ERISA................................................................................................4
    1.25     Financial Hardship...................................................................................4
    1.26     Investment Election..................................................................................5
    1.27     Investment Funds.....................................................................................5
    1.28     Matching Contributions...............................................................................5
    1.29     Participant..........................................................................................5
    1.30     Participating Company................................................................................5
    1.31     Plan.................................................................................................5
    1.32     Plan Agreement.......................................................................................5
    1.33     Plan Year............................................................................................5
    1.34     Prime Rate...........................................................................................5
    1.35     Related Company......................................................................................6
    1.36     Retirement, Retire(s) or Retired.....................................................................6
    1.37     Surviving Spouse.....................................................................................6
    1.38     Termination of Employment............................................................................6

    1.39     Trust or Trust Agreement.............................................................................6
    1.40     Trust Fund...........................................................................................6
    1.41     Trustee..............................................................................................6
    1.42     Valuation Date.......................................................................................6
    1.43     Years of Service.....................................................................................6
ARTICLE II ELIGIBILITY AND PARTICIPATION..........................................................................7
    2.1      Initial Eligibility Requirements.....................................................................7
      (a)    Deferral Contributions...............................................................................7
      (b)    Matching Contributions...............................................................................7
      (c)    New Participating Companies..........................................................................7
    2.2      Procedure for Admission..............................................................................7
    2.3      Cessation of Eligibility.............................................................................7
ARTICLE III PARTICIPANTS' ACCOUNTS; DEFERRALS AND CREDITING.......................................................9
    3.1      Participants' Accounts...............................................................................9
      (a)    Establishment of Accounts............................................................................9
      (b)    Nature of Contributions and Accounts.................................................................9
      (c)    Several Liabilities..................................................................................9
      (d)    General Creditors....................................................................................9
    3.2      Deferral Contributions...............................................................................9
      (a)    General Rule.........................................................................................9
      (b)    Disability..........................................................................................10
      (c)    Leave of Absence....................................................................................10
      (d)    Other Deferrals or Deductions.......................................................................10
    3.3      Procedure for Elections.............................................................................11
      (a)    Base Salary and Commissions Elections...............................................................11
      (b)    Bonus Election......................................................................................12
    3.4      Crediting Deferral Contributions....................................................................13
    3.5      Matching Contribution...............................................................................13
    3.6      Discretionary Contributions.........................................................................13
    3.7      Debiting Distributions..............................................................................13
    3.8      Crediting Earnings..................................................................................13
      (a)    Rate of Return......................................................................................13
      (b)    Amount Invested.....................................................................................13
      (c)    Determination of Amount.............................................................................14
    3.9      Value of Account....................................................................................14
    3.10     Vesting.............................................................................................14
      (a)    Deferral Contributions..............................................................................14
      (b)    Matching Contributions..............................................................................14
      (c)    Vesting Upon Age 65.................................................................................14
    3.11     Notice to Participants of Account Balances..........................................................14
    3.12     Good Faith Valuation Binding........................................................................14
    3.13     Errors and Omissions in Accounts....................................................................14
ARTICLE IV INVESTMENT FUNDS......................................................................................15
    4.1      Selection by Administrative Committee...............................................................15
    4.2      Participant Direction of Deemed Investments.........................................................15
      (a)    Nature of Participant Direction.....................................................................15

      (b)    Investment of Account...............................................................................15
      (c)    Administrative Committee Discretion.................................................................15
ARTICLE V PAYMENT OF ACCOUNT BALANCES............................................................................16
    5.1      Benefit Payments Upon Retirement....................................................................16
      (a)    General Rule Concerning Benefit Payments............................................................16
      (b)    Timing and Form of Distribution.....................................................................16
    5.2      Benefit Payments Upon Termination of Employment.....................................................17
    5.3      Benefit Payments Upon Death.........................................................................17
      (a)    General Rule Concerning Benefit Payments............................................................17
      (b)    Timing and Form of Distribution.....................................................................18
    5.4      Benefit Payments Upon Disability....................................................................18
    5.5      Change in Control...................................................................................18
    5.6      Form of Assets......................................................................................18
    5.7      Withdrawals.........................................................................................18
      (a)    Hardship Withdrawals................................................................................18
      (b)    Withdrawals with Forfeiture.........................................................................19
    5.8      Beneficiary Designation.............................................................................19
      (a)    General.............................................................................................19
      (b)    No Designation or Designee Dead or Missing..........................................................19
      (c)    Doubt as to Beneficiary.............................................................................20
      (d)    Discharge of Obligations............................................................................20
    5.9      Offset for Obligations to the Company...............................................................20
    5.10     Taxes...............................................................................................20
ARTICLE VI CLAIMS................................................................................................21
    6.1      Initial Claim.......................................................................................21
    6.2      Appeal..............................................................................................21
    6.3      Satisfaction of Claims..............................................................................21
ARTICLE VII SOURCE OF FUNDS; TRUST...............................................................................22
    7.1      Source of Funds.....................................................................................22
    7.2      Trust...............................................................................................22
      (a)    Establishment.......................................................................................22
      (b)    Distributions.......................................................................................22
      (c)    Status of the Trust.................................................................................22
      (d)    Change in Control...................................................................................22
ARTICLE VIII ADMINISTRATIVE COMMITTEE............................................................................23
    8.1      Appointment of Administrative Committee.............................................................23
      (a)    Administrative Committee............................................................................23
      (b)    Appointments by Controlling Company.................................................................23
    8.2      Administration Generally............................................................................23
    8.3      Organization of Administrative Committee............................................................23
    8.4      Powers and Responsibility of Administrative Committee...............................................23
    8.5      Records of Committee................................................................................24
      (a)    Notices and Directions..............................................................................24
      (b)    Records of Administrative Committee.................................................................24
    8.6      Construction of Plan................................................................................25
    8.7      Direction of Trustee................................................................................25

    8.8      Indemnification.....................................................................................25
ARTICLE IX AMENDMENT AND TERMINATION.............................................................................26
    9.1      Amendments..........................................................................................26
    9.2      Termination of Plan.................................................................................26
    9.3      Withdrawal from Plan................................................................................26
    9.4      Distributions Upon Termination or Withdrawal........................................................26
ARTICLE X MISCELLANEOUS..........................................................................................28
    10.1     Taxation............................................................................................28
    10.2     No Employment Contract..............................................................................28
    10.3     Headings............................................................................................28
    10.4     Gender and Number...................................................................................28
    10.5     Assignment of Benefits..............................................................................28
    10.6     Legally Incompetent.................................................................................28
    10.7     Governing Law.......................................................................................28
    10.8     Exclusive Benefit...................................................................................28
    10.9     Furnishing Information..............................................................................29
    10.10    Notice..............................................................................................29
    10.11    Successors..........................................................................................29
    10.12    Validity............................................................................................29
    10.13    Court Order.........................................................................................29
    10.14    Distribution in the Event of Taxation...............................................................29
      (a)    In General..........................................................................................29
      (b)    Trust...............................................................................................30
    10.15    Insurance...........................................................................................30
    10.16    Legal Fees to Enforce Rights After Change in Control................................................30
EXHIBIT A.........................................................................................................1

                                   ARTICLE I
                                   DEFINITIONS

         1.1 Account means, with respect to a Participant or Beneficiary, the total dollar amount or value evidenced by the last balance posted and actually credited in accordance with the terms of the Plan to the account record established for such Participant or Beneficiary.

         1.2 Active Participant means any Eligible Employee who has become a Participant and who has not been removed from active participation as described in Section 2.3.

         1.3 Administrative Committee means the administrative committee provided for and designated under the Russell Corporation 401(k) Retirement Savings Plan; provided, the Board may, in its discretion, choose to appoint some other administrative committee to serve in such capacity. The Administrative Committee will act on behalf of the Controlling Company to administer the Plan, all as provided in Article VIII.

         1.4 Affiliate means (i) any corporation or other entity that is required to be aggregated with the Controlling Company under Code Sections 414(b), (c), (m) or (o), and (ii) any other entity in which the Controlling Company has an ownership interest and which the Controlling Company designates as an Affiliate for purposes of the Plan.

         1.5 Base Salary means, with respect to a Participant for a calendar year, the total of the amounts described in subsections (a), (b) and
(c), minus the amounts described in subsections (d) and (e) as follows:

                  (a) all of such Participant's base pay from a Participating Company, excluding shift premiums, Commissions (including but not limited to incentive pay commissions of sales employees), tips reported to the Participating Company for additional withholding of federal income tax (not to exceed tips received), overtime, Bonuses, and other forms of additional remuneration; plus

                  (b) to the extent not included in subsection (a) hereof, any elective deferral (as defined in Code Section 402(g)(3)) made to any Code
Section 401(k) plan of an Affiliate or Participating Company, and any amount which is contributed or deferred by an Affiliate or Participating Company at the election of the Participant and which is not included in the gross income of the Participant by reason of Code Section 125, 132(f)(4) or 457; plus

                  (c) to the extent not included in subsection (a) hereof, all Deferral Contributions and any before-tax, salary deferral or reduction contributions made to any other nonqualified deferred compensation plan of an Affiliate or Participating Company; minus

                  (d) all amounts in subsection (a) that consist of reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses and welfare benefits (even if includable in income); provided, at the sole discretion of the Administrative Committee, Base Salary may include all or any portion of salary continuation paid to a Participant on a regular payroll schedule; minus

                  (e) unless otherwise specified by the Controlling Company, all amounts included in subsections (a), (b) or (c) that consist of any amounts paid or made available to a Participant during the Plan Year while he is not an Active Participant.

         1.6 Base Salary Deferral Contributions means, for each Plan Year, the portion of a Participant's Deferral Contributions attributable to his Base Salary Election for such Plan Year.

         1.7 Base Salary Election means a written, electronic or other form of election pursuant to which a Participant may elect to defer under the Plan a portion of his Base Salary.

         1.8 Beneficiary means, with respect to a Participant, the person(s) designated or identified in accordance with Section 5.8 to receive any death benefits that may be payable under the Plan upon the death of the Participant.

         1.9      Board means the board of directors of the Controlling Company.

         1.10 Bonus means, for a Plan Year, that portion of an Eligible Employee's Compensation designated by the Administrative Committee as an incentive, a discretionary or another type of bonus paid during such Plan Year and eligible for deferral hereunder.

         1.11 Bonus Election means a written, electronic or other form of election pursuant to which a Participant may elect to defer under the Plan all or a portion of his Bonus.

         1.12 Change in Control means the first to occur of any of the following events:

                  (a) Any Person or two or more Persons acting in concert (other than the Russell Family) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of the voting stock of the Controlling Company; or

                  (b) As of any date a majority of the Board consists of individuals who were not either (A) directors of the Controlling Company as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of which a majority consisted of individuals described in
(A), or (C) selected or nominated to become directors by the Board of which a majority consisted of individuals described in clause (A) and individuals described in clause (B).

For this purpose "Person" means any individual, corporation, general or limited partnership, limited liability company, joint venture, estate, trust, association organization, labor union or other entity.

For purpose "Russell Family" means, collectively, (i) the lineal descendants (including persons who have been legally adopted by a lineal descendant) and the spouses of lineal descendants of Benjamin Russell (founder of the Controlling Company); (ii) the Benjamin and Roberta Russell Foundation, Incorporated; (iii) and any trust directly or indirectly controlled by, or for the benefit of, one or more of such persons described in cause (i) above or directly or indirectly controlled by any corporation or partnership described in clause (iv) below; and
(iv) any corporation or partnership in which voting control as to such entity is held, directly or indirectly, by and one or more of the persons described in clause (i) above or by such trusts described in clause (iii) above; and any person acting as the executor or administrator of the estate or other legal representative of any person described in clause (i) above.

         1.13     Code means the Internal Revenue Code of 1986, as amended.

         1.14 Commissions means, for a Plan Year, that portion of an Eligible Employee's Compensation relating to services performed during any Plan Year payable to an Eligible Employee for the Plan Year and as commission payments related to such Eligible Employee's sales accomplishments.

         1.15 Commissions Election means a written, electronic or other form of election pursuant to which a Participant may elect to defer under the Plan all or a portion of his Commissions.

         1.16 Compensation means, for a Participant for any Plan Year, the total of (i) such Participant's Base Salary, (ii) his Bonus, and (iii) his Commissions for such Plan Year.

         1.17 Controlling Company means Russell Corporation, an Alabama corporation with its principal place of business in Atlanta, Georgia.

         1.18 Deduction Limitation means the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If a Participating Company determines in good faith prior to a Change in Control that there is a reasonable likelihood that any Compensation paid to a Participant for a taxable year of the Participating Company would not be deductible by the Participating Company solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Participating Company to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Participating Company may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.8 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Participating Company in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Participating Company during which distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

         1.19 Deferral Contributions means, for each Plan Year, that portion of a Participant's Compensation deferred under the Plan pursuant to Section 3.2.

         1.20 Disability means a period of disability during which a Participant qualifies for permanent disability benefits under the Participating Company's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the

Participant been a participant in such a plan, as determined in the sole discretion of the Administrative Committee. If the Participating Company does not sponsor such a plan, or discontinues sponsorship of such a plan, Disability shall be determined by the Administrative Committee in its sole discretion.

         1.21 Discretionary Contributions means the amount (if any) credited to a Participant's Account pursuant to Section 3.6.

         1.22 Effective Date will generally mean January 1, 2002, the date as of which this amended and restated Plan will be effective.

         1.23 Eligible Employee means an employee who (i) is a highly compensated employee under Code Section 414(q), and (ii) is a member of a select group of key management or highly compensated employees as determined by the Administrative Committee in its sole discretion. For purposes of this Section, the term "employee" means any common law employee of a Participating Company, except that such term will exclude any individual classified as an independent contractor or leased employee under such Participating Company's customary worker classification procedures (whether or not such individual is actually a common law employee under any applicable legal standards). Notwithstanding the foregoing, the Controlling Company, from time to time and in its sole discretion, may designate such other individuals, on an individual basis or as part of a specified group, as eligible to participate in the Plan, and, as a result of such designation, such individuals' employer(s) will be deemed a Participating Company but only with respect to such designated individuals.

         1.24 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

         1.25 Financial Hardship means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of the Participant's dependent (as defined in Code Section 152(a)), loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. Financial Hardship will be determined by the Administrative Committee on the basis of the facts of each case, including information supplied by the Participant in accordance with uniform guidelines prescribed from time to time by the Administrative Committee; provided, the Participant will be deemed not to have a Financial Hardship to the extent that such hardship is or may be relieved:

                  (a) Through reimbursement or compensation by insurance or otherwise;

                  (b) By liquidation of the Participant's assets, to the extent the liquidation of assets would not itself cause severe financial hardship; or

                  (c)      By cessation of deferrals under the Plan.

Examples of what are not considered to be unforeseeable emergencies include the need to send a Participant's child to college or the desire to purchase a home.

         1.26 Investment Election means an election, made in such form as the Administrative Committee may direct, pursuant to which a Participant may elect the Investment Funds in which the amounts credited to his Account will be deemed to be invested.

         1.27 Investment Funds means the investment funds selected from time to time by the Administrative Committee for purposes of determining the rate of return on amounts deemed invested pursuant to the terms of the Plan.

         1.28 Matching Contributions means the amount credited to a Participant's Account pursuant to Section 3.5.

         1.29 Participant means any person who has been admitted to, and has not been removed from, participation in the Plan pursuant to the provisions of
Article II.

         1.30 Participating Company means, as of the Effective Date, the Controlling Company and its Affiliates and Related Companies that are designated by the Controlling Company on Exhibit A hereto, as participating companies herein. In addition, any other Affiliate or Related Company in the future may adopt (or be deemed to have adopted pursuant to this Section) the Plan with the consent of the Controlling Company or its delegate, and such Affiliate's or Related Company's name will be added to Exhibit A. Unless the Controlling Company specifies otherwise, any company that adopts the Plan by written resolution of its board of directors or other managing body will be deemed accepted as a Participating Company as of the date specified in such resolution.

         1.31 Plan means the Russell Corporation Flexible Deferral Plan, as contained herein and all amendments hereto. For tax purposes and purposes of Title I of ERISA, the Plan is intended to be an unfunded, nonqualified deferred compensation plan covering certain designated employees who are within a select group of key management or highly compensated employees.

         1.32 Plan Agreement means a written agreement, as may be amended from time to time, which is entered into by and between a Participating Company and a Participant. Each Plan Agreement executed by a Participant and a Participating Company shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Participating Company shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Participating Company and the Participant.

         1.33 Plan Year means the 12-consecutive-month period ending on December 31 of each year.

         1.34 Prime Rate means the prime rate as quoted in the Wall Street Journal's Money Rates Section.

         1.35 Related Company means, as of any date, any Participating Company which is an Affiliate solely because the Controlling Company has permitted it to become a Participating Company, but which is not (i) a member of the same controlled group of corporations (within the meaning of Code Section 414(b)), (ii) a member of a group of trades or businesses under common control (within the meaning of Code Section 414(c)), (iii) a member of an affiliated service group (within the meaning of Code Section 414(m)), or (iv) required to be aggregated with a group (in accordance with Code Section 414(o)), which includes the Controlling Company.

         1.36 Retirement, Retire(s) or Retired means, with respect to a Participant, severance from employment from all Participating Companies for any reason other than a leave of absence, death or Disability on or after the earlier of (i) the attainment of age 55 with 10 Years of Service, or (ii) the attainment of age 65.

         1.37 Surviving Spouse means, with respect to a Participant, the person who is treated as married to such Participant under the laws of the state in which the Participant resides. The determination of a Participant's Surviving Spouse will be made as of the date of such Participant's death.

         1.38 Termination of Employment means the severing of employment with all Participating Companies and Affiliates, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

         1.39 Trust or Trust Agreement means the separate agreement or agreements between the Controlling Company and the Trustee governing the Trust Fund, and all amendments thereto.

         1.40 Trust Fund means the total amount of cash and other property held by the Trustee (or any nominee thereof) at any time under the Trust Agreement.

         1.41 Trustee means the party or parties so designated from time to time pursuant to the terms of the Trust Agreement.

         1.42 Valuation Date means each day the New York Stock Exchange is open for trading; provided, the value of an Account or the Trust Fund on any other date will be the value determined as of the immediately preceding date on which the New York Stock Exchange was open for trading.

         1.43 Years of Service means, with respect to a Participant, his total number of "Years of Service" as determined under the terms of the Russell Corporation 401(k) Retirement Savings Plan.

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

         2.1      Initial Eligibility Requirements

                  (a)      Deferral Contributions.

                           (1) As of and after the Effective Date and except as provided in subsection (b) hereof, each individual who is an Eligible Employee as of the first day of the Plan Year will be eligible to participate in the Plan for the entire applicable Plan Year (assuming he satisfies the procedures for admission described below); provided, however, if an Eligible Employee is initially hired by a Participating Company during a Plan Year and has an annual Base Salary greater than the amount described in Code Section 414(q)(1)(B)(i), he will be eligible to participate in the Plan immediately.

                           (2) Notwithstanding subsection (a)(1) hereof, a Participant will not be permitted to defer under this Plan amounts payable to the Participant after the Administrative Committee determines, in its sole discretion, that such Participant will no longer be permitted to make Deferral Contributions hereunder.

                  (b) Matching Contributions. A Participant will be eligible to receive Matching Contributions as soon as administratively feasible after the 6-month anniversary of the date he first became employed by a Participating Company, provided he is an Eligible Employee at such time.

                  (c) New Participating Companies. For employees of companies that become Participating Companies after the Effective Date, each Eligible Employee employed by a Participating Company on the date such Participating Company first becomes a Participating Company will become eligible to participate in the Plan as of such Participating Company's effective date under the Plan, if and to the extent that, as of the Participating Company's effective date, the Eligible Employee has fulfilled the eligibility requirements set forth in this Section 2.1.

         2.2 Procedure for Admission. Each Eligible Participant will become a Participant by completing such forms and providing such data in a timely manner, as are required by the Administrative Committee as a precondition of participation in the Plan. Such forms and data may include, without limitation,
(i) a Salary Deferral Election, a Bonus Election and/or a Commissions Election;
(ii) the Eligible Participant's acceptance of the terms and conditions of the Plan; and (iii) the designation of a Beneficiary to receive any death benefits payable hereunder.

         2.3 Cessation of Eligibility. Unless otherwise designated by the Administrative Committee, in its sole discretion, each Participant who ceases to be an active employee of a Participating Company will cease to be eligible to receive any contributions under the Plan as of such date. The Administrative Committee may remove an employee from active participation in the Plan as of the first day of the following Plan Year (or any other date specified by the Administrative Committee), if, as of any day during a Plan Year, he ceases to satisfy the criteria which qualified him as an Eligible Employee. Even if his active participation in the Plan ends, an employee will remain an inactive Participant in the Plan until the earlier of
(i) the date the full amount of his vested Account (if any) is distributed from the Plan, or (ii) the date he again becomes an Eligible Employee and recommences active participation in the Plan. During the period of time that an employee is an inactive Participant in the Plan, his Account will continue to be credited with earnings as provided for in Section 3.8.

                                  ARTICLE III
                 PARTICIPANTS' ACCOUNTS; DEFERRALS AND CREDITING

         3.1      Participants' Accounts

                  (a) Establishment of Accounts. The Administrative Committee will establish and maintain an Account on behalf of each Participant. To the extent provided herein, each Account will be credited with (i) Deferral Contributions, (ii) Matching Contributions, (iii) Discretionary Contributions, and (iv) earnings attributable to such Account, and will be debited by the amount of all distributions. Each Account of a Participant will be maintained until the value thereof has been distributed to or on behalf of such Participant or his Beneficiary.

                  (b) Nature of Contributions and Accounts. The amounts credited to a Participant's Account will be represented solely by bookkeeping entries. Except as provided in Article VII, no monies or other assets will actually be set aside for such Participant, and all payments to a Participant under the Plan will be made from the general assets of the Participating Companies.

                  (c) Several Liabilities. Each Participating Company will be severally (and not jointly) liable for the payment of benefits under the Plan in an amount equal to the total of (i) all undistributed Deferral Contributions withheld from Participant's Compensation paid or payable by each such Participating Company, (ii) all undistributed Matching Contributions attributable to such Deferral Contributions, (iii) all undistributed Discretionary Contributions credited for the period such Participant was employed by such Participating Company, and (iv) all investment earnings attributable to the amounts described in clauses (i)-(iii) hereof. The Administrative Committee will allocate the total liability to pay benefits under the Plan among the Participating Companies pursuant to this formula, and the Administrative Committee's determination will be final and binding.

                  (d) General Creditors. Any assets which may be acquired by a Participating Company in anticipation of its obligations under the Plan will be part of the general assets of such Participating Company. A Participating Company's obligation to pay benefits under the Plan constitutes a mere promise of such Participating Company to pay such benefits, and a Participant or Beneficiary will be and remain no more than an unsecured, general creditor of such Participating Company.

         3.2      Deferral Contributions.

                  (a) General Rule. Except as provided in subsections (b) and (c) hereof, each Eligible Employee who is or becomes eligible to participate in the Plan for all or any portion of a Plan Year may elect to have Deferral Contributions made on his behalf for such Plan Year by completing and delivering to the Administrative Committee (or its designee) a Base Salary Election, Bonus Election and/or Commissions Election setting forth the terms of his election; provided, the Administrative Committee may allow or require separate or combined deferral elections for any or all of the elections set forth in subsections (1),
(2) or (3) hereof.

                           (1) Base Salary Election. Subject to the terms and conditions set forth below, a Base Salary Election will provide for the reduction of an Eligible Employee's

         Base Salary payable in each regular paycheck earned during the Plan Year for which the Base Salary Election is in effect.

                           (2) Commissions Election. Subject to the terms and conditions set forth below, a Commissions Election will provide for the reduction of an Eligible Employee's Commissions payable during the Plan Year for which the Commissions Election is in effect.

                           (3) Bonus Election. Subject to the terms and conditions set forth below, a Bonus Election will provide for the reduction of an Eligible Employee's Bonus payable during the Plan Year for which the Bonus Election is in effect.

                  (b) Disability. A Participant who is suffering from a Disability will be deemed to have revoked his Base Salary Election, Bonus Election and Commissions Election, as applicable, at such time. During the period of Disability, the Participant shall not be allowed to make any additional Deferral Contributions but will continue to be considered a Participant for all other purposes of this Plan.

If a Participant returns to employment after a Disability ceases, the Participant may make Base Salary and/or Commissions Elections for the Plan Year following his return to employment or service. For every Plan Year thereafter while a Participant in the Plan, the Participant may make Base Salary, Commissions and/or Bonus Elections in accordance with Section 3.3.

                  (c)      Leave of Absence.

                           (1) Paid Leave of Absence. If a Participant is authorized by a Participating Company for any reason to take a paid leave of absence from the employment of such Participating Company, the Participant shall continue to be considered employed by such Participating Company and his Deferral Contributions shall continue to be withheld during such paid leave of absence in accordance with
         Section 3.3.

                           (2) Unpaid Leave of Absence. If a Participant is authorized by a Participating Company for any reason to take an unpaid leave of absence from the employment of such Participating Company, the Participant shall continue to be considered employed by such Participating Company and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration of return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for the Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                  (d) Other Deferrals or Deductions. Notwithstanding the foregoing, if the total of (i) the Participant's deferrals under any Participating Company's Sections 401(k), 125 and 132(f)(4) plans, (ii) the Participant's Deferral Contributions, and (iii) any other payroll deductions applicable to such Participant's Compensation exceed 100% of his Compensation, unless the Controlling Company or Administrative Committee directs otherwise, the Sections 401(k), 125 and 132(f)(4) plan deferrals will be made first, followed by any other payroll deductions applicable to such Participant's Compensation (other than those made under the

Plan), and then the remaining Compensation will be deferred under the Plan subject to Section 3.3.

         3.3 Procedure for Elections. Subject to any modifications, additions or exceptions that the Administrative Committee, in its sole discretion, deems necessary, appropriate or helpful, the following terms will apply to Base Salary, Bonus and Commissions Elections:

                  (a)      Base Salary and Commissions Elections.

                           (1)      Effective Date.

                                    (A)      Initial Base Salary and Commissions
                  Elections. A Participant's initial Base Salary and/or Commissions Elections with respect to his Compensation for any Plan Year will be effective for the first regular paycheck paid after the date the Base Salary Election and/or Commission Election is submitted and becomes effective. To be effective, a Participant's initial Base Salary Election and/or Commissions Election must be made within the time period prescribed by the Administrative Committee (generally, before the first day of the Plan Year for which Base Salary Deferral Contributions and/or Commissions Deferral Contributions will be made, or, if later, within 30 days after the date on which his participation becomes effective pursuant to Plan Section 2.1). If an Eligible Employee fails to submit a Base Salary Election and/or Commissions Election in a timely manner, he will be deemed to have elected not to participate in the Plan for that Plan Year with respect to his Base Salary and/or Commissions.

                                    (B)      Subsequent Base Salary and
                  Commissions Elections. A Participant's subsequent Base Salary Election and/or Commission Election with respect to his Base Salary and/or Commissions for any Plan Year must be made on or before the last day of the Plan Year immediately preceding the Plan Year for which he desires to participate and in which such Compensation to be deferred is paid.

                           (2) Term. Each Participant's Base Salary Election and/or Commissions Election will remain in effect for all such Base Salary and/or Commissions paid during the current and all future Plan Years until the earliest of (i) the date the Participant ceases to be an Active Participant for such Plan Year, (ii) the date the Participant makes a subsequent Base Salary Election and/or Commissions Election or revokes such Base Salary Election and/or Commissions Election, or (iii) the date as of which his Participating Company or the Administrative Committee determines, in its sole discretion, that such Participant's Base Salary Deferral Contributions and/or Commissions Deferral Contributions will cease. If a Participant is transferred from the employment of one Participating Company to the employment of another Participating Company, his Base Salary Election and/or Commissions Election with the first Participating Company will remain in effect and will apply to his Base Salary and/or Commissions from the second Participating Company until the earliest of those events set forth in the preceding sentence.

                           (3) Amount. A Participant may elect to defer his Base Salary and/or Commissions payable in each regular paycheck, up to the maximum percentage and/or amount established by the Administrative Committee from time-to-time with respect to the Participant.

                           (4) Revocation. A Participant may revoke his Base Salary Election and/or Commissions Election by delivering a written, electronic or other form of notice of revocation to the Administrative Committee, and such revocation will be effective as soon as practicable after the date on which it is received by the Administrative Committee. A Participant who revokes a Base Salary Election and/or Commissions Election may enter into a new Base Salary Election and/or Commissions Election with respect to his Base Salary and or Commissions for any subsequent Plan Year by making such Base Salary Election and/or Commissions Election on or before the last day of the Plan Year immediately preceding the Plan Year for which he desires to participate and in which the Base Salary and/or Commissions to be deferred is paid.

                  (b) Bonus Election. An Eligible Employee may complete and deliver to the Administrative Committee a Bonus Election with respect to Bonus payments payable during the immediately following Plan Year. The terms of such Bonus Election will be determined by reference to the foregoing subsection (a) of this Section; provided, the following modifications will apply:

                           (1) Effective. An Eligible Employee's Bonus Election will be effective for the Bonus payable during the Plan Year that commences immediately following the date such election is delivered to the Administrative Committee. The Eligible Employee will deliver the election to the Administrative Committee on or before the last day of the Plan Year immediately preceding the Plan Year during which the Bonus is payable.

                           (2) Modification. Such election will remain in effect from year to year in accordance with its original terms until the Eligible Employee either makes a subsequent election, or revokes his Bonus Election; provided, any such election or revocation may be effective only as to any such amounts to be paid in a subsequent Plan Year.

                           (3) Amount. An Eligible Employee may elect to reduce his Bonus up to the maximum percentage and/or amount established by the Administrative Committee from time-to-time with respect to the Participant.

                           (4) Termination. If not earlier changed or revoked pursuant to the terms of subsection (b)(2) hereof, an Eligible Employee's Bonus Election will terminate on the earlier of: (i) the date the Eligible Employee ceases to be an Eligible Employee, or (ii) the date as of which the Eligible Employee's Participating Company or the Administrative Committee determines, in its sole discretion, that his Bonus Deferral Contributions will cease.

         3.4 Crediting Deferral Contributions. For each Plan Year that a Participant has a Base Salary Election, Bonus Election or Commissions Election in effect, the Administrative Committee will credit the amount of such Participant's Deferral Contributions to his Account on, or as soon as practicable after, the Valuation Date on which such amount would have been paid to him but for his election hereunder.

         3.5 Matching Contribution. As soon as administratively feasible following the end of each payroll period (or such other date or time as the Administrative Committee, in its sole discretion, determines from time-to-time), the Administrative Committee will credit to each Eligible Employee's Account for each payroll period a Matching Contribution equal to 25% of the amount of such Base Salary Deferrals; provided, the total amount of the Matching Contributions which a Participating Company shall make for any Active Participant for any month shall not exceed 1% of such Active Participant's Base Salary for such month (that is, the 25% Matching Contribution will not be applied to the amount of a Base Salary Deferral Contribution that exceeds 4% of such Participant's Base Salary).

         3.6 Discretionary Contributions. At such time or times, in such amount and under such terms, as a Participating Company (by separate agreement) or the Administrative Committee, in its sole discretion, may determine, the Administrative Committee may, but will not be required to, credit to the Account of any Eligible Employee a Discretionary Contribution. Any such contribution may be credited to any one or more of such Eligible Employee's subaccounts (for example, his subaccount credited with Deferral Contributions, Matching Contributions or any other subaccount established for such Eligible Employee), and such contribution will take on the characteristics (such as the vesting schedule(s)) applicable to other funds in such subaccount(s). To the extent any special characteristics are to apply to any Discretionary Contributions, the Administrative Committee will specify these on an exhibit to the Plan.

         3.7 Debiting Distributions. As of each Valuation Date, the Administrative Committee will debit each Participant's Account for any amount distributed from such Account since the immediately preceding Valuation Date.

         3.8 Crediting Earnings. As of each Valuation Date, the Administrative Committee will credit to each Participant's Account the amount of earnings and/or losses applicable thereto for the period since the immediately preceding Valuation Date. Such crediting of earnings and/or losses will be effected as of each Valuation Date, as follows:

                  (a) Rate of Return. The Administrative Committee will first determine a rate of return for the period since the immediately preceding Valuation Date for each of the Investment Funds;

                  (b) Amount Invested. The Administrative Committee next will determine the amount of (i) each Participant's Account that was deemed invested in each Investment Fund as of the immediately preceding Valuation Date; minus (ii) the amount of any distributions debited from the amount determined in clause (i) since the immediately preceding Valuation Date; and

                  (c) Determination of Amount. The Administrative Committee will then apply the rate of return for each Investment Fund for such Valuation Date (as determined in subsection (a) hereof) to the amount of the Participant's Account deemed invested in such Investment Fund for such Valuation Date (as determined in subsection (b) hereof), and the total amount of earnings and/or losses resulting therefrom will be credited to such Participant's Account as of the applicable Valuation Date.

         3.9 Value of Account. The value of a Participant's Account as of any date will be equal to the aggregate value of all contributions and all investment earnings deemed credited to his Account as of such date, determined in accordance with this Article III.

         3.10     Vesting.

                  (a) Deferral Contributions. A Participant will at all times be fully vested in his Deferral Contributions and the earnings credited to his Account with respect to such Deferral Contributions.

                  (b) Matching Contributions. Except as provided in subsection (c), any Matching Contributions credited to a Participant's Account (and the earnings credited with respect thereto) will vest in accordance with the following schedule:

               YEARS OF SERVICE                         VESTED PERCENTAGE
               ----------------                         -----------------
        Less than 3 Years of Service                           0%

        3 or more Years of Service                            100%

                  (c) Vesting Upon Age 65. Notwithstanding anything to the contrary in this Section, a Participant's Matching Contributions credited to his Account and investment earnings attributable thereto will become 100% vested and nonforfeitable upon the Participant's attainment of age 65 while still an employee of the Controlling Company or any Affiliate.

         3.11 Notice to Participants of Account Balances. At least once for each Plan Year, the Administrative Committee will cause a written statement of a Participant's Account balance to be distributed to the Participant.

         3.12 Good Faith Valuation Binding. In determining the value of the Accounts, the Administrative Committee will exercise its best judgment, and all such determinations of value (in the absence of bad faith) will be binding upon all Participants and their Beneficiaries.

         3.13 Errors and Omissions in Accounts. If an error or omission is discovered in the Account of a Participant or in the amount of a Participant's deferrals, the Administrative Committee, in its sole discretion, will cause appropriate, equitable adjustments to be made as soon as administratively practicable following the discovery of such error or omission.

                                   ARTICLE IV
                                INVESTMENT FUNDS

         4.1 Selection by Administrative Committee. From time to time, the Administrative Committee will select two or more Investment Funds for purposes of determining the rate of return on amounts deemed invested in accordance with the terms of the Plan. The Administrative Committee may change, add or remove Investment Funds on a prospective basis at anytime(s) and in any manner it deems appropriate.

         4.2 Participant Direction of Deemed Investments. Each Participant generally may direct the manner in which his Account will be deemed invested in and among the Investment Funds. Any Participant investment directions permitted hereunder will be made in accordance with the following terms:

                  (a) Nature of Participant Direction. The selection of Investment Funds by a Participant will be for the sole purpose of determining the rate of return to be credited to his Account, and will not be treated or interpreted in any manner whatsoever as a requirement or direction to actually invest assets in any Investment Fund or any other investment media. The Plan, as an unfunded, nonqualified deferred compensation plan, at no time will have any actual investment of assets relative to the benefits or Accounts hereunder.

                  (b) Investment of Account. Each Participant may make an Investment Election prescribing the percentage of his Account that will be deemed invested in each Investment Fund. An initial Investment Election of a Participant will be made as of the date the Participant commences participation in the Plan and will apply to all contributions credited to such Participant's Account after such date. Such Participant may make subsequent Investment Elections as of any business day, and each such election will apply to such Participant's Account on the first day of the calendar month after the Administrative Committee (or its designee) has a reasonable opportunity to process such election pursuant to such procedures as the Administrative Committee may determine from time-to-time. Notwithstanding the foregoing sentence, each Investment Election made on or after January 1, 2003 will apply to a Participant's Account on the next business day after the Administrative Committee (or its designee) has a reasonable opportunity to process such election pursuant to such procedures as the Administrative Committee may determine from time-to-time. Any Investment Election made pursuant to this subsection will remain effective until changed by the Participant.

                  (c) Administrative Committee Discretion. The Administrative Committee will have complete discretion to adopt and revise procedures to be followed in making such Investment Elections. Such procedures may include, but are not limited to, the process of making elections, the permitted frequency of making elections, the incremental size of elections, the deadline for making elections and the effective date of such elections. Any procedures adopted by the Administrative Committee that are inconsistent with the deadlines or procedures specified in this Section will supersede such provisions of this Section without the necessity of a Plan amendment.

                                   ARTICLE V
                           PAYMENT OF ACCOUNT BALANCES

         5.1      Benefit Payments Upon Retirement.

                  (a) General Rule Concerning Benefit Payments. In accordance with the terms of subsection (b) hereof, if a Participant Retires, he (or his Beneficiary, if he dies after his Retirement but before distribution of his entire Account) will be entitled to receive or begin receiving a distribution of the total of (i) the entire vested amount credited to his Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount of Deferral, Matching and Discretionary Contributions made since such Valuation Date. For purposes of this subsection, the "Valuation Date on which such distribution is processed" refers to the Valuation Date established for such purpose by administrative practice, even if actual payment is made or commenced at a later date due to delays in valuation, administration or any other procedure. Any payment under this Section will be subject to the Deduction Limitation.

                  (b)      Timing and Form of Distribution.

                           (1) Election by Participant. A Participant, in connection with his commencement of participation in the Plan, may elect to receive his Account upon Retirement in a lump sum or installments. The Participant may annually change his election to an allowable alternative payout period by submitting a new election form to the Administrative Committee, provided that any such election form is submitted at least 1 year prior to the Participant's Retirement and is accepted by the Administrative Committee in its sole discretion. The election form most recently accepted by the Administrative Committee at least 1 year prior to the Participant's Retirement shall govern the payout of his Account. If a Participant does not make any election with respect to the payment of his Account upon Retirement, then such benefit shall be payable in a lump sum.

                                    (A)      Lump-Sum Payment. If the benefit
                  payable to a Participant under this Section will be distributed in the form of a lump-sum payment, such lump sum payment will be made within 60 days after the Participant Retires.

                                    (B)      Installments. If a Participant
                  elects under this Section to have his Account balance paid in the form of annual or quarterly installment payments, the following terms and conditions will apply:

                                             (i)      Length of Installment
                                    Payments. The installment payments will be made in substantially equal annual or quarterly installments (as elected by the Participant) over 5, 10, 15, 20 years, as elected by the Participant.

                                             (ii)     Calculation of Payments.
                                    The Participant's Account will be amortized annually over the total number of years that he is to receive installment payments, using a beginning of the year payment convention, equal payments and an interest rate that is equal to the Prime

                                    Rate on the last business day of the
                                    calendar year preceding the month in which the Participant Retired. The resulting payment shall be paid starting on the first day of the month that follows, by at least 30 days, the Participant's Retirement and will be paid on the annual or quarterly anniversary, as applicable, of that date for the remainder of the payment period. If the amount of each of the Participant's annual payments will be less than $3,000, his Account will be payable in a lump sum instead.

                                    If the Participant elects to receive
                                    quarterly installment payments, the amount of his payments will be recalculated each year as of the first business day of the month in which the anniversary of his Retirement occurs. The recalculation will be over the remaining portion of his payment period using the Prime Rate on the last business day of the calendar year preceding the date of the recalculation. If the amount of each of the Participant's quarterly payments will be less than $750, his Account will be payable in a lump sum instead.

                                             (iii)    Payments Following Death.
                                    If a Participant dies after payment of his benefit from the Plan has begun, but before his entire benefit has been distributed, the remaining installment payments will be distributed to the Participant's designated Beneficiary or, if the Beneficiary so elects, the remaining amount of his Account balance will distributed in the form of a single-sum payment.

         5.2 Benefit Payments Upon Termination of Employment. If a Participant has a Termination of Employment prior to his Retirement, death or Disability, he (or his Beneficiary, if he dies after such Termination of Employment but before distribution of his Account) will be entitled to receive a lump sum distribution of the total of (i) the entire vested amount credited to his Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount of Deferral, Matching and Discretionary Contributions made since such Valuation Date. For purposes of this subsection, the "Valuation Date on which such distribution is processed" refers to the Valuation Date established for such purpose by administrative practice, even if actual payment is made at a later date due to delays in valuation, administration or any other procedure. Any payment under this Section will be subject to the Deduction Limitation.

         5.3      Benefit Payments Upon Death.

                  (a) General Rule Concerning Benefit Payments. If a Participant dies before he Retires, has a Termination of Employment or suffers a Disability, his Beneficiary will be entitled to receive a distribution of the total of (i) the entire vested amount credited to his Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount of Deferral, Matching and Discretionary Contributions made since such Valuation Date. For purposes of this subsection, the "Valuation Date on which such distribution is processed" refers to the Valuation Date established for such purpose by administrative practice, even if actual payment is commenced or made at a later date due to delays in valuation, administration or any other procedure.

                  (b) Timing and Form of Distribution. A Participant, in connection with his commencement of participation in the Plan, may elect for his Beneficiary to receive his Account upon his death in a lump sum or installments. If a Participant does not make any election with respect to the payment of his Account upon his death, then such benefit shall be paid in a lump sum. A lump sum payment shall be made within 60 days after the date on which the Administrative Committee is provided with proof that is satisfactory to the Administrative Committee of the Participant's death. Installment payments shall be made in accordance with Section 5.1, subject to the receipt of proof of death described in the proceeding sentence. Any payment made shall be subject to the Deduction Limitation. The Participant may annually change this election to an allowable alternative payout period by submitting a new election form to the Administrative Committee, which form must be accepted by the Administrative Committee in its sole discretion. The election form most recently accepted by the Administrative Committee prior to the Participant's death shall govern the payout of the Participant's Account. Despite the foregoing, if the Participant's Account at the time of his death is less than $25,000, payment of the Account to the Beneficiary may be made, in the sole discretion of the Administrative Committee, in the lump sum or in annual installments of not more than 5 years.

         5.4 Benefit Payments Upon Disability. A Participant suffering a Disability will, for benefit purposes under this Plan, continue to be considered to be employed and will be eligible for the benefits provided for in this
Article 5 in accordance with the provisions hereof. Notwithstanding the above, the Administrative Committee will have the right, in its sole and absolute discretion, to deem such Participant to have either experienced a Termination of Employment (in the case of a Participant who does not qualify for Retirement) or to have Retired (in the case of a Participant who qualified for Retirement), at any time after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a benefit equal to his Account at the time of the Administrative Committee's determination. In the case of a disabled Participant who is deemed to have experienced a Termination of Employment, the benefit shall be paid in a lump sum within 60 days of the Administrative Committee's exercise of such right. In the case of a disabled Participant who is deemed to have Retired, the benefit shall be paid in accordance with Section
5.1. Any payment made shall be subject to the Deduction Limitation.

         5.5 Change in Control. Notwithstanding anything in this Article 5 or any election made by the Participant to the contrary, any Participant who is deemed involved with a Change in Control (as described in Section 1.12) will receive a full distribution of the benefit (or the remainder thereof) payable under Section 5.2 in the form of a single-sum payment. Unless the customary rules and elections under the Plan would provide for an earlier distribution date, such payment will be made as soon as administratively feasible after the date such Change in Control occurs.

         5.6 Form of Assets. All distributions will be made in the form of cash in U.S. dollars.

         5.7      Withdrawals.

                  (a) Hardship Withdrawals. Upon receipt of (i) an application for a hardship withdrawal from a Participant who has not yet received distribution of his entire Account and

(ii) the Administrative Committee's decision, made in its sole discretion, that a Participant has suffered a Financial Hardship, the Administrative Committee will cause the Controlling Company to pay a distribution to such Participant. Such distribution will be paid in a single-sum payment, in cash as prescribed in
Section 5.6, as soon as administratively feasible after the Administrative Committee determines that the Participant has incurred a Financial Hardship. The amount of such single-sum payment will be limited to the vested amount of the Participant's Account that is reasonably necessary to meet the Participant's requirements resulting from the Financial Hardship. The amount of such distribution will reduce the Participant's Account balance as provided in
Section 3.7. In addition, the Participant receiving such distribution will immediately cease to make Deferral Contributions and will not be eligible to resume Deferral Contributions until the first day of the Plan Year beginning after the date of the distribution. A hardship withdrawal is not subject to the Deduction Limitation.

                  (b) Withdrawals with Forfeiture. Notwithstanding any other provision of this Article V to the contrary, a Participant may elect, at any time prior to the distribution of his entire Account, to withdraw the total of (i) the remaining vested amount credited to his Account, determined as of the Valuation Date on which such distribution is processed; plus (ii) the vested amount of Deferral, Matching and Discretionary Contributions made since such Valuation Date. Such distribution will be made in the form of a single-sum payment in cash, as prescribed in Section 5.2, as soon as administratively feasible after the date of the Participant's election under this subsection (b). At the time such distribution is made, an amount equal to 10% of the amount distributed will be permanently and irrevocably forfeited (and, if the distribution request is more than 90% of such Participant's Account, the forfeiture amount will be deducted from his distribution amount to the extent there otherwise will be an insufficient remaining Account balance from which to deduct this forfeiture). In addition, the Participant receiving such distribution will immediately cease to make Deferral Contributions and will not be eligible to resume Deferral Contributions until the first day of the Plan Year immediately following the one-year anniversary of such distribution. A withdrawal under this subsection will not be subject to the Deduction Limitation.

         5.8      Beneficiary Designation.

                  (a) General. Participants will designate and from time to time may redesignate their Beneficiaries in such form and manner as the Administrative Committee may determine. Upon the acceptance by the Administrative Committee of a new Beneficiary designation form, all Beneficiary designations previously filed will be come void. The Administrative Committee will be entitled to rely on the last Beneficiary designation form filed by the Participant and accepted by the Administrative Committee prior to his death. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Administrative Committee or its designated agent.

                  (b) No Designation or Designee Dead or Missing. In the event:

                           (1) a Participant dies without designating a Beneficiary;

                           (2) the Beneficiary designated by a Participant is not surviving when a payment is to be made to such person under the Plan, and no contingent Beneficiary has been designated; or

                           (3) the Beneficiary designated by a Participant cannot be located by the Administrative Committee within 1 year from the date benefits are to be paid to such person;

then, in any of such events, the Beneficiary of such Participant with respect to any benefits that remain payable under the Plan will be the Participant's Surviving Spouse, if any, and if not, the estate of the Participant.

                  (c) Doubt as to Beneficiary. If the Administrative Committee has any doubt as to the proper Beneficiary to receive payments pursuant to the Plan, the Administrative Committee shall have the right, exercisable in its discretion, to cause the Participating Companies to withhold such payments until this matter is resolved to the Administrative Committee's satisfaction.

                  (d) Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Participating Companies and Affiliates and the Administrative Committee from all further obligations under this Plan with respect to the Participant, and the Participant's Plan Agreement shall terminate upon such full payment of benefits.

         5.9 Offset for Obligations to the Company. Notwithstanding anything herein to the contrary, if a Participant or Beneficiary has any outstanding obligation to any Affiliate (whether or not such obligation is related to the Plan), the Administrative Committee may cause the Account balance of such Participant or Beneficiary to be reduced and offset by, and to be applied to satisfy, the amount of such obligation.

         5.10 Taxes. If the whole or any part of any Participant's or Beneficiary's benefit hereunder will become subject to any estate, inheritance, income, employment or other tax which the Participating Company will be required to pay or withhold, the Participating Company will have the full power and authority to withhold and pay such tax out of any monies or other property in its hand for the account of the Participant or Beneficiary whose interests hereunder are so affected (including, without limitation, by reducing and offsetting the Participant's or Beneficiary's Account balance or by reducing the amount of the Participant's Deferral Contributions). Prior to making any payment, the Participating Company may require such releases or other documents from any lawful taxing authority as it will deem necessary.

                                   ARTICLE VI
                                     CLAIMS

         6.1 Initial Claim. Claims for benefits under the Plan may be filed with the Administrative Committee on forms or in such other written documents, as the Administrative Committee may prescribe. If such a claim relates to the contents of a notice received by the claimant, the claim must be made within 60 days after such notice was received by the claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the claimant. The Administrative Committee will furnish to the claimant written notice of the disposition of a claim within a reasonable time after the application therefor is filed. In the event the claim is denied, the notice of the disposition of the claim will provide the specific reasons for the denial, citations of the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim and/or submit the claim for review.

         6.2 Appeal. Any Participant or Beneficiary who has been denied a benefit will be entitled, upon request to the Administrative Committee, to appeal the denial of his claim. The request for review, together with written statement of the claimant's position, must be filed with the Administrative Committee no later than 60 days after receipt of the written notification of denial of a claim provided for in Section 6.1. During the 30-day period beginning on the date the claimant's appeal was filed, the claimant (or his duly authorized representative) may review pertinent documents related to the Plan in the Administrative Committee's possession in order to prepare the appeal, may submit written comments or other documents to the Administrative Committee or may request a hearing which the Administrative Committee, in its sole discretion, may determine to grant. The Administrative Committee's decision will be made within 60 days following the filing of the request for review, unless a hearing is held or other special circumstances require additional time, in which case the Administrative Committee will notify the claimant. If unfavorable, the notice of the decision will explain the reasons for denial and indicate the provisions of the Plan or other documents used to arrive at the decision.

         6.3 Satisfaction of Claims. Any payment to a Participant or Beneficiary will to the extent thereof be in full satisfaction of all claims hereunder against the Administrative Committee and the Participating Companies, any of whom may require such Participant or Beneficiary, as a condition to such payment, to execute a receipt and release therefor in such form as will be determined by the Administrative Committee or the Participating Companies. If receipt and release is required but the Participant or Beneficiary (as applicable) does not provide such receipt and release in a timely enough manner to permit a timely distribution in accordance with the general timing of distribution provisions in the Plan, the payment of any affected distribution may be delayed until the Administrative Committee or the Participating Companies receive a proper receipt and release.

                                  ARTICLE VII
                             SOURCE OF FUNDS; TRUST

         7.1      Source of Funds. Except as provided in this Section and
Section 7.2 (relating to the Trust), each Participating Company will provide the benefits described in the Plan from its general assets. However, to the extent that funds in such Trust allocable to the benefits payable under the Plan are sufficient, the Trust assets may be used to pay benefits under the Plan. If such Trust assets are not sufficient to pay all benefits due under the Plan, then the appropriate Participating Company will have the obligation, and the Participant or Beneficiary, who is due such benefits, will look to such Participating Company to provide such benefits.

         7.2      Trust.

                  (a) Establishment. To the extent determined by the Controlling Company, the Participating Companies will transfer the funds necessary to fund benefits accrued hereunder to the Trustee to be held and administered by the Trustee pursuant to the terms of the Trust Agreement. Except as otherwise provided in the Trust Agreement, each transfer into the Trust Fund will be irrevocable as long as a Participating Company has any liability or obligations under the Plan to pay benefits, such that the Trust property is in no way subject to use by the Participating Company; provided, it is the intent of the Controlling Company that the assets held by the Trust are and will remain at all times subject to the claims of the general creditors of the Participating Companies.

                  (b) Distributions. Pursuant to the Trust Agreement, the Trustee will make payments to Plan Participants and Beneficiaries in accordance with a payment schedule provided by the Participating Company. The Participating Company will make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and will pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Participating Company.

                  (c) Status of the Trust. No Participant or Beneficiary will have any interest in the assets held by the Trust or in the general assets of the Participating Companies other than as a general, unsecured creditor. Accordingly, a Participating Company will not grant a security interest in the assets held by the Trust in favor of the Participants, Beneficiaries or any creditor.

                  (d)      Change in Control. Notwithstanding anything in this
Article VII to the contrary, in the event of a Change in Control, each of the Participating Companies with obligations to Participants (or their Beneficiaries) who are deemed involved with such Change in Control will immediately transfer to the Trustee an amount equal to the aggregate of all benefit amounts (determined by the Administrative Committee, in its sole discretion, as of the Valuation Date as of which the Change in Control occurs) of all such Participants and Beneficiaries for which such Participating Company is liable for payment in accordance with the terms of Section 3.1(c). The funds so transferred will be held and administered by the Trustee pursuant to the terms of the Trust Agreement and foregoing provisions of this Section.

                                  ARTICLE VIII
                            ADMINISTRATIVE COMMITTEE

         8.1      Appointment of Administrative Committee.

                  (a) Administrative Committee. As of the Effective Date, the Administrative Committee will consist of such members who were members of said committee immediately before the Effective Date. The Controlling Company will have the right to remove any member of such committee at any time. A member may resign at any time by written resignation delivered to the remaining members of the Administrative Committee (if any), and if none, to the Board. If a vacancy in the Administrative Committee should occur, a successor may be appointed by the Controlling Company, and the Controlling Company may appoint additional committee members. If at any time there are no remaining, named members of the Administrative Committee, the general counsel of the Controlling Company will serve as the sole member of said committee.

                  (b) Appointments by Controlling Company. The appointment and removal authority and responsibilities assigned to the Controlling Company in this Section, Section 8.4(a) and Section 9.1 may be exercised at any time by either the Board or the individual(s) who are serving as member(s) of the Administrative Committee at such time; provided, if there is any dispute over any appointment or removal of a committee member, the Board will act to resolve such dispute. In making such appointments and removals, the Administrative Committee members will be acting on behalf of the Controlling Company and not in their capacity as plan fiduciaries.

         8.2 Administration Generally. The Plan will be administered by the Administrative Committee. The Administrative Committee may establish such policies and procedures as it deems helpful with respect to the operation and administration of the Plan.

         8.3 Organization of Administrative Committee. The Administrative Committee may elect a Chairman and a Secretary from among its members. In addition to those powers set forth elsewhere in the Plan, the Administrative Committee, by formal action or through its practices, may appoint such agents, who need not be members of such Administrative Committee, as it may deem necessary for the effective performance of its duties and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Administrative Committee may deem expedient or appropriate. The compensation of such agents who are not full-time employees of a Participating Company will be fixed by the Administrative Committee within limits set by the Board and will be paid by the Controlling Company (to be divided equitably among the Participating Companies) or from the Trust as determined by the Administrative Committee. The Administrative Committee will act by majority vote. Any individual serving on the Administrative Committee who is a Participant shall not vote or act on any matter relating solely to himself. The Administrative Committee members will serve as such without compensation.

         8.4 Powers and Responsibility of Administrative Committee. The Administrative Committee will have complete control of the administration of the Plan hereunder, with all powers necessary to accomplish that purpose, including (but not limited to) the following:

                  (a) to appoint and remove members of the Administrative Committee;

                  (b)      to appoint a Trustee hereunder;

                  (c) to construe the Plan and to determine all questions that will arise thereunder;

                  (d) to have all powers elsewhere herein conferred upon it;

                  (e) to decide all questions relating to the eligibility of employees to participate in the benefits of the Plan;

                  (f) to determine the benefits of the Plan to which any Participant or Beneficiary may be entitled;

                  (g) to maintain and retain records relating to Participants and Beneficiaries;

                  (h) to prepare and furnish to Participants all information required under federal law or provisions of the Plan to be furnished to them;

                  (i) to provide directions to the Trustee with respect to methods of benefit payment, and all other matters where called for in the Plan or requested by the Trustee;

                  (j)      to engage assistants and professional advisers;

                  (k) to provide procedures for determination of claims for benefits;

                  (l) to amend the Plan at any time and from time to time as provided for in Section 9.1; and

                  (m) to delegate any recordkeeping or other administerial duties hereunder to any other person or third-party;

all as further set forth herein.

         8.5      Records of Committee.

                  (a) Notices and Directions. Any notice, direction, order, request, certification or instruction of the Administrative Committee to the Trustee will be in writing signed by a member of the Administrative Committee (or such other media or format to which the Administrative Committee and Trustee may agree). The Trustee and every other person will be entitled to rely conclusively upon any and all such proper notices, directions, orders, requests, certifications and instructions received from the Administrative Committee and reasonably believed to be properly executed, and will act and be fully protected in acting in accordance with any such directions that are proper.

                  (b) Records of Administrative Committee. All acts and determinations of the Administrative Committee will be duly recorded by its Secretary or under his supervision, and all such records, together with such other documents as may be necessary for the administration of the Plan, will be preserved in the custody of such Secretary.

         8.6 Construction of Plan. The Administrative Committee will take such steps as are considered necessary and appropriate to remedy any inequity that results from incorrect information received or communicated in good faith or as the consequence of an administrative error. The Administrative Committee, in its sole and full discretion, will interpret the Plan and will determine the questions arising in the administration, interpretation and application of the Plan. The Administrative Committee will endeavor to act, whether by general rules or by particular decisions, to treat all similarly-situations Participants uniformly, unless it otherwise deems necessary. The Administrative Committee will correct any defect, reconcile any inconsistency or supply any omission with respect to the Plan.

         8.7 Direction of Trustee. The Administrative Committee will have the power to provide the Trustee with general investment policy guidelines and directions to assist the Trustee respecting investments made in compliance with, and pursuant to, the terms of the Plan.

         8.8 Indemnification. The Administrative Committee and each member of the Administrative Committee will be indemnified by the Participating Companies against judgment amounts, settlement amounts (other than amounts paid in settlement to which the Participating Companies do not consent) and expenses, reasonably incurred by the Administrative Committee or him in connection with any action to which the Administrative Committee or he may be a party (by reason of his service as a member of a Administrative Committee) except in relation to matters as to which the Administrative Committee or he will be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of its or his duties. The foregoing right to indemnification will be in addition to such other rights as Administrative Committee or each Administrative Committee member may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder will be in addition to and not in lieu of any rights to indemnification to which Administrative Committee or each Administrative Committee member may be entitled pursuant to the by-laws or other organizational rules of the Controlling Company. Service on the Administrative Committee will be deemed in partial fulfillment of an Administrative Committee member's function as an employee or officer of the Controlling Company or any Participating Company, if he serves in such other capacity as well.

                                   ARTICLE IX
                            AMENDMENT AND TERMINATION

         9.1 Amendments. The Administrative Committee and/or the Board will have the right, in their sole discretion, to amend the Plan in whole or in part at any time and from time to time. Any amendment will be in writing and executed by a duly authorized member of the Administrative Committee. An amendment to the Plan may modify its terms in any respect whatsoever, and may include, without limitation, a permanent or temporary freezing of the Plan such that the Plan will remain in effect with respect to existing Account balances without permitting any new contributions; provided, no such action may reduce the amount already credited to a Participant's Account without the affected Participant's written consent. All Participants and Beneficiaries will be bound by such amendment. Notwithstanding anything in this Section to the contrary, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Administrative Committee may only amend or terminate such provisions with the consent of the Participant.

         9.2 Termination of Plan. The Controlling Company expects to continue the Plan but reserves the right to discontinue and terminate the Plan at any time, for any reason. Any action to terminate the Plan will be taken by the Board in the form of a written Plan amendment executed by a duly authorized officer of the Controlling Company.

         9.3 Withdrawal from Plan. The Administrative Committee may terminate the designation of a Participating Company, effective as of any date. A Participating Company may withdraw from participation in the Plan, with the approval of the Administrative Committee, by action of its board of directors; provided, such action is communicated in writing to the Administrative Committee. The withdrawal of a Participating Company shall be effective as of the last day of the Plan Year in which the notice of withdrawal is received by the Administrative Committee (unless the Controlling Company or Administrative Committee consents to a different effective date). Any such Participating Company which ceases to be a Participating Company shall be liable for all costs and liabilities accrued, with respect to its employees, through the effective date of its withdrawal or termination. The withdrawing or terminating Participating Company shall have no right to direct that assets of the Plan be transferred to a successor plan for its employees unless such transfer is approved by the Controlling Company or Administrative Committee in its sole discretion.

         9.4 Distributions Upon Termination or Withdrawal. Upon the withdrawal of a Participating Company from the Plan, the Plan Agreements of the affected Participants who are employed by that Participating Company shall terminate and their Accounts, determined as if they experienced a Termination of Employment of the date of Plan withdrawal or, if Plan withdrawal occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he had Retired on the date of Plan withdrawal, shall be paid to the Participants as follows: Prior to a Change in Control, if the participation in Plan is terminated with respect to all of its Participants, a Participating Company shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or in annual installments of up to 180 months, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, a Participating Company shall be required to pay such benefits in a lump sum. After a Change in Control if the Plan is terminated, the Participating Companies shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Administrative Committee shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account in a lump sum or pursuant to an installment method using a shorter period of time.

                                   ARTICLE X
                                  MISCELLANEOUS

         10.1 Taxation. It is the intention of the Controlling Company that the benefits payable hereunder will not be deductible by the Participating Companies nor taxable for federal income tax purposes to Participants or Beneficiaries until such benefits are paid by the Participating Company, or the Trust, as the case may be, to such Participants or Beneficiaries. Each Participant will be taxed for purposes of the Federal Insurance Contributions Act ("FICA") as of the later of (i) the date that contributions are credited to the Participant's Accounts; and (ii) the date that such amounts become vested. When benefits are paid hereunder, it is the intention of the Controlling Company that they will be deductible by the Participating Companies under Code Section 162.

         10.2 No Employment Contract. Nothing herein contained is intended to be nor will be construed as constituting a contract or other arrangement between a Participating Company and any Participant to the effect that the Participant will be employed by the Participating Company for any specific period of time.

         10.3 Headings. The headings of the various articles and sections in the Plan are solely for convenience and will not be relied upon in construing any provisions hereof. Any reference to a section will refer to a section of the Plan unless specified otherwise.

         10.4 Gender and Number. Use of any gender in the Plan will be deemed to include all genders when appropriate, and use of the singular number will be deemed to include the plural when appropriate, and vice versa in each instance.

         10.5 Assignment of Benefits. The right of a Participant or his Beneficiary to receive payments under the Plan may not be anticipated, alienated, sold, assigned, transferred, pledged, encumbered, attached or garnished by creditors of such Participant or Beneficiary, except by will or by the laws of descent and distribution and then only to the extent permitted under the terms of the Plan.

         10.6 Legally Incompetent. The Administrative Committee, in its sole discretion, may direct that payment to be made to an incompetent or disabled person, whether because of minority or mental or physical disability, be made instead to the guardian of such person or to the person having custody of such person, without further liability on the part of the Participating Company for the amount of such payment to the person on whose account such payment is made.

         10.7 Governing Law. The Plan will be construed, administered and governed in all respects in accordance with applicable federal law (including ERISA) and, to the extent not preempted by federal law, in accordance with the laws of the State of Alabama. If any provisions of this instrument will be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof will continue to be fully effective.

         10.8 Exclusive Benefit. The benefits payable hereunder will be the exclusive benefit payable to any Participant under the Plan and any of the Prior Plans.

         10.9 Furnishing Information. A Participant or his Beneficiary will cooperate with the Administrative Committee by furnishing any and all information requested by the Administrative Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Administrative Committee may deem necessary.

         10.10 Notice. Any notice or filing required or permitted to be given to the Administrative Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                          Russell Corporation
                          Attention:  Legal Department
                          3330 Cumberland Boulevard, SE
                          Suite 800
                          Atlanta, Georgia  30339

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

         10.11 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participating Companies and their successors and assigns and the Participant and the Participant's designated Beneficiaries.

         10.12 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

         10.13 Court Order. The Administrative Committee is authorized to make any payments directed by court order in any action in which the Plan or the Administrative Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Administrative Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

         10.14    Distribution in the Event of Taxation.

                  (a) In General. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Administrative Committee before a Change in Control, or the Trustee of the Trust after a Change in Control, for a distribution of what portion of his benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), the Participating Company employing the Participant shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his benefit (which amount shall not exceed a Participant's unpaid Account under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to the paid under this Plan.

                  (b) Trust. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance with such terms, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

         10.15 Insurance. The Participating Companies, on their own behalf or on behalf of the Trustee of the Trust, and in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Participating Companies or the Trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Participating Companies shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Participating Companies have applied for insurance.

         10.16 Legal Fees to Enforce Rights After Change in Control. The Participating Companies are aware that upon the occurrence of a Change in Control, the Board or the board of director of a Participating Company (which might then be composed of new members) or a shareholder of a Participating Company, or of any successor corporation might then cause or attempt to cause a Participating Company or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Participating Company to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that a Participating Company has failed to comply with any of its obligations under the Plan or any agreement hereunder or, if a Participating Company takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Participating Companies irrevocably authorize such Participant to retain counsel of his choice at the expense of the Participating Companies (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against a Participating Company or any director, officer, shareholder or other person affiliated with a Participating Company or any successor thereto in any jurisdiction; provided, however, the liability of the Participating Companies shall be limited to all reasonable fees and costs of the Participant's counsel.

         IN WITNESS WHEREOF, the Controlling Company has caused the Plan to be executed by its duly authorized officer on the ____ day of _______________, 2002.

                                       RUSSELL CORPORATION



                                       By:
                                           ----------------------------------

                                       Title:
                                              -------------------------------

                                    EXHIBIT A
                             PARTICIPATING COMPANIES
                               (See Section 1.30)

Company Names                                                 Effective Date
-------------                                                 --------------
Russell Corporation                                           January 1, 2001
Alexander City Flying Service, Inc.                           January 1, 2000
Cross Creek Apparel, LLC                                      December 30, 2000
Cross Creek Holdings, Inc.                                    January 1, 2000
DeSoto Mills, Inc.                                            January 1, 2000
Jerzees Apparel, LLC                                          August 8, 2000
Mossy Oak Apparel, Inc.                                       March 20, 2000
RINTEL Properties, Inc.                                       January 1, 2000
Russell Apparel, LLC                                          January 1, 2000
Russell Asset Management, Inc.                                January 1, 2000
Russell Athletic West, Inc.                                   January 1, 2000
Russell Athletic, Inc.                                        January 1, 2000
Russell Financial Services, Inc.                              January 1, 2000
Russell Functional Systems, Inc.                              June 12, 2001 - December 28, 2001
Russell Servicing Co., Inc.                                   January 1, 2000
Russell Yarn, LLC                                             April 30, 2001 - December 31, 2001


                                      A-1